UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

______________________________

Date of report (Date of earliest event reported): September 22, 2005

BRIDGE STREET FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104

Oswego, New York 13126

(Address of principal executive offices) (Zip Code)

(315) 343-4100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosures.

At the 2005 Annual Meeting of Shareholders held on September 21, 2005, Gregory J. Kreis, President and Chief Executive Officer of Bridge Street Financial, Inc. (the “Company”) made a presentation to the shareholders of the Company. A copy of the slide presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in the preceding paragraph, as well as in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Slide presentation made by Gregory J. Kreis, President and Chief Executive Officer of the Company, at the 2005 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE STREET FINANCIAL, INC.

By:	/s/ Eugene R. Sundershaft
Name:	Eugene R. Sundershaft
Title:	Senior Vice President and Chief Financial Officer

Date: September 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide presentation made by Gregory J. Kreis, President and Chief Executive Officer of the Company, at the 2005 Annual Meeting of Shareholders.